Notes CUSIP Number(s) Aggregate Principal Amount Outstanding Tender Offer Consideration(1) Consent Payment(1) Total Consideration(1)(2) 9.75% First-Priority Senior Secured Notes due 2021 580638AB0 U58030AA2 580638AA2 $800,000,000 $1,046.00 $30.00 $1,076.00 __________________ (1) Per $1,000 principal amount of Notes excluding accrued and unpaid interest thereon, which interest will be paid in addition to the tender offer consideration or the total consideration, as applicable. (2) Includes the tender offer consideration and the consent payment. Each holder who validly tenders its Notes and delivers its consent to the proposed amendments prior to 5:00 p.m., New York City time, on Friday, April 29, 2016, unless such time is extended by the Issuers (the “Early Tender Time”), will receive, if such Notes are accepted for purchase pursuant to the tender offer, the total consideration of $1,076.00 per $1,000 principal amount of the Notes tendered, which includes $1,046.00 as the tender offer consideration and $30.00 as a consent payment. In addition, accrued interest up to, but not including, the applicable payment date of the Notes will be paid in cash on all validly tendered and accepted Notes. The tender offer is scheduled to expire at midnight, New York City time, on Friday, May 13, 2016, unless extended or earlier terminated (the “Expiration Date”). Holders who validly tender their Notes after the Early Tender Time but on or prior to the Expiration Date will receive the tender offer consideration of $1,046.00 per $1,000 principal amount of the Notes, plus any accrued and unpaid interest on the Notes up to, but not including, the payment date, but will not receive the consent payment. McGraw-Hill Global Education Announces Tender Offer for 9.75% First-Priority Senior Secured Notes due 2021 and Related Consent Solicitation NEW YORK, April 18, 2016 — McGraw-Hill Global Education Intermediate Holdings, LLC (“MHGE Intermediate Holdings”) announced today that two of its wholly owned subsidiaries, McGraw-Hill Global Education Holdings, LLC (“MHGE”) and McGraw-Hill Global Education Finance, Inc. (together with MHGE, the “Issuers”), have launched a cash tender offer to purchase any and all of their outstanding $800,000,000 aggregate principal amount of 9.75% First- Priority Senior Secured Notes due 2021 (the “Notes”). In connection with the tender offer, the Issuers are also soliciting consents from holders of the Notes to certain amendments to the indenture governing the Notes (the “Indenture”) to, among other things, eliminate substantially all of the restrictive covenants contained therein and release the collateral securing the Notes. The Notes and other information relative to the Issuers’ tender offer and consent solicitation are set forth in the table below.

In connection with the tender offer, the Issuers are soliciting consents to amend the Indenture to, among other things, eliminate substantially all of the restrictive covenants, certain events of default and certain other provisions contained in therein and to release the collateral securing the Notes. Tendered Notes may be withdrawn at any time prior to 5:00 pm, New York City time, on Friday, April 29, 2016, but not thereafter, except to the extent that the Issuers are required by law to provide additional withdrawal rights (such time, as the same may be extended, the “Withdrawal Deadline”). Subject to the terms and conditions described below, payment of the total consideration or tender offer consideration, as applicable, is expected to occur on or about three business days after the Early Tender Time or promptly after the Expiration Date, as applicable. The Issuers expect that such payment of the total consideration will be made on or about Wednesday, May 4, 2016, unless extended by the Issuers in their sole discretion. The Issuers expect that the payment of the tender offer consideration with respect to Notes tendered after the Early Tender Time will be made on or about Monday, May 16, 2016, unless extended by the Issuers in their sole discretion. In addition, at any time after the Early Tender Time but prior to the Expiration Date, and subject to the terms and conditions described below, the Issuers may accept for purchase Notes validly tendered on or prior to such time and purchase such Notes for the tender offer consideration or total consideration, as applicable, promptly thereafter. The Issuers are commencing the tender offer and consent solicitation in conjunction with a number of other transactions. They include: (i) the combination of MHGE’s business with the business of McGraw-Hill Schools Education Holdings, LLC (“MHSE”), which operates the K-12 business of McGraw-Hill Education, Inc., MHGE’s ultimate parent, (ii) MHGE and/or one or more of its affiliates having completed one or more debt financings on terms and conditions satisfactory to the Issuers yielding sufficient net cash proceeds, when taken together with cash on hand, to pay the total consideration to purchase all of the Notes and to repay all amounts outstanding under MHGE’s existing credit facilities and MHSE’s existing credit facilities and to terminate all commitments thereunder (collectively, the “Financing Condition”), and (iii) the payment of a dividend to the stockholders of McGraw-Hill Education, Inc. The tender offer and consent solicitation is conditioned upon, among other things, the consummation of the Financing Condition. For more information regarding the transactions described above, please refer to the Offer Documents (as defined below). If any of the conditions are not satisfied, the Issuers may terminate the tender offer and consent solicitation and return tendered Notes. The Issuers have the right to waive any of the foregoing conditions with respect to the Notes and to consummate the tender offer and consent solicitation. In addition, the Issuers have the right, in their sole discretion, to terminate the tender offer and consent solicitation at any time, subject to applicable law. On April 18, 2016, the Issuers’ delivered a conditional notice of redemption with a redemption date of May 18, 2016 for any and all notes outstanding as of the redemption date. The redemption is conditioned upon the consummation of the Financing Condition described above. It is the Issuers’ current intention to redeem any Notes that are not tendered pursuant to the tender offer assuming the Financing Condition is satisfied. This announcement shall not constitute an offer to purchase or a solicitation of an offer to sell any securities. The complete terms and conditions of the tender offer for the Notes are set forth in an Offer to Purchase and Consent Solicitation Statement dated April 18, 2016 and the related Consent and Letter of Transmittal (together, the “Offer Documents”) that are being sent to holders of the Notes. The Issuers’ tender offer and consent solicitation are being made only through, and subject to the terms and conditions set forth in, the Offer Documents and related materials. Credit Suisse Securities (USA) LLC will act as Dealer Manager and Solicitation Agent for the tender offer and consent solicitation for the Notes. Questions regarding the Issuers’ tender offer and consent solicitation may be directed to Credit Suisse Securities (USA) LLC at (212) 538-2147 or toll free at (800) 820-1653. D.F. King & Co., Inc. will act as the Information Agent for the Issuers’ tender offer and consent solicitation. Requests for the Offer Documents may be directed to D.F. King & Co., Inc. at (212) 269-5550 (for brokers and banks) or (800) 581-4729 (for all others). 2

None of MHGE Intermediate Holdings or the Issuers or any other person makes any recommendation as to whether holders of Notes should tender their Notes, and no one has been authorized to make such a recommendation. Holders of Notes must make their own decisions as to whether to tender their Notes, and if they decide to do so, the principal amount of the Notes to tender. Holders of the Notes should read carefully the Offer Documents and related materials before any decision is made. About McGraw-Hill Global Education McGraw-Hill Global Education is a learning science company targeting the higher education (two- year and four-year college and university), professional learning and information markets globally with content, tools and services delivered via digital, print and hybrid solutions. McGraw-Hill Global Education currently distributes products with proprietary and exclusively-owned content in nearly 60 languages across over 135 countries to users including post-secondary students, instructors, professionals and institutions. Cautionary Statement on Forward-Looking Statements Information in this release may involve outlook, expectations, beliefs, plans, intentions, strategies or other statements regarding the future, which are forward-looking statements. These forward-looking statements involve risks and uncertainties. All forward-looking statements included in this release are based upon information available to us as of the date of the release, and we assume no obligation to update any such forward-looking statements. The statements in this release are not guarantees of future performance, and actual results could differ materially from current expectations. Numerous factors could cause or contribute to such differences. Please refer to “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements” in MHGE Intermediate Holdings’ Form 10-K for the fiscal year ended December 31, 2015 for a further discussion of the factors and risks associated with the business. Contacts Investors: David Kraut Senior Vice President, Investor Relations & Treasurer McGraw-Hill Education (646) 766-2060 david.kraut@mheducation.com Media: Catherine Mathis Senior Vice President, Communications McGraw-Hill Education (646) 766-2468 catherine.mathis@mheducation.com 3